THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Investor Advantage®, Investor Advantage® Fee-Based
Investor Advantage® Advisory, Investor Advantage® Advisory Choice,
Investor Advantage® RIA, Investor Advantage® RIA Class,
Investor Advantage® Pro, Investor Advantage® Pro Advisory,
Investor Advantage® Pro Advisory Choice

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Investor Advantage®, Investor Advantage® Fee-Based
Investor Advantage® Advisory

Supplement dated June 29, 2021 to the Prospectus dated May 1, 2021.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The Delaware Management Company has notified us that the name of the following fund will be changed effective July 1, 2021. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME

Ivy VIP Asset Strategy Portfolio	Delaware Ivy VIP Asset Strategy
Ivy VIP Energy Portfolio	Delaware Ivy VIP Energy
Ivy VIP High Income Portfolio	Delaware Ivy VIP High Income
Ivy VIP Mid Cap Growth Portfolio	Delaware Ivy VIP Mid Cap Growth
Ivy VIP Science and Technology Portfolio	Delaware Ivy VIP Science and Technology
Ivy VIP Small Cap Growth Portfolio	Delaware Ivy VIP Small Cap Growth

Please retain this supplement for future reference.